UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2020

                            FOURTH WAVE ENERGY, INC.
                ----------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                      333-227286              467-4046237
 ---------------------------    ---------------------    ------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
  of incorporation)                                      Identification No.)

                        75 E. Santa Clara St., 6th Floor
                                  San Jose, CA 95113
                        ---------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code:(818) 855-8199

                                  Pierre Corp.
                               ------------------
            Former name or former address if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

      Title of each          Trading            Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------

         None                  N/A                         N/A

ITEM 1.01   Entry into a Material Definitive Agreement

     On May 7, 2020 the Company entered into an agreement giving the Company an option to acquire approximately 19 undeveloped acres of land in Arvada, Colorado. If the option is exercised the Company plans to build homes, townhomes, and condominiums on the property. If the option is exercised the Company will pay $8,500,000 for the property.

     The residences will be designed to use an energy system which is based on combining solar power and other energy efficient technologies into one fully integrated system. The energy system is designed to significantly reduce energy consumption and associated carbon emissions in residences and commercial buildings.

      The energy system:

     o is powered by solar photovoltaics and is managed with direct current advanced energy management controls, and

     o    uses:

                  Advanced battery storage systems Efficient HVAC via ground-source energy LED lighting, solar energy, and Geothermal heat.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020.
                                      FOURTH WAVE ENERGY, INC.


                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                          J. Jacob Isaacs, Chief Executive
                                             Officer